                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 16, 2004


                           HALOZYME THERAPEUTICS, INC.

             (Exact name of registrant as specified in its charter)

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            Nevada                       000-49616               88-0488686
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                      Identification No.)

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                      11588 Sorrento Valley Road, Suite 17
                           San Diego, California 92121
               (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (858) 794-8889
                                                           --------------


                                 Not Applicable

          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 16, 2004, Halozyme Therapeutics, Inc. issued a press release announcing the signing of an exclusive sales and marketing agreement with Baxter Healthcare Corporation for Enhance SC(TM). This press release is attached as
Exhibit 99.1


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         Exhibit No.   Description
            99.1       Press Release dated August 16, 2004 (sales and marketing
                       agreement).

            99.2       Press Release dated August 16, 2004 (financial results).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 16, 2004, Halozyme Therapeutics, Inc. issued a press release to report its financial results for the three and six months ended June 30, 2004. The press release is attached as Exhibit 99.2, which is furnished under Item 12 of this report and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              HALOZYME THERAPEUTICS, INC.

Date: August 16, 2004         By:     /s/ David A. Ramsay
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                                      Vice President and Chief Financial Officer